UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2023

GRINDR INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-39714	92-1079067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 N. San Vicente Blvd., Suite RE 1400
West Hollywood, CA 90069
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 776-6680

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GRND	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	GRND.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

2023 Annual Meeting of Stockholders

On June 21, 2023, Grindr Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”), at which a quorum was present. As of April 25, 2023, the record date for the Annual Meeting, 173,849,056 shares of common stock were outstanding and entitled to vote at the Annual Meeting. The following is a brief description of each matter voted on at the Annual Meeting, as well as the votes cast with respect to each matter, and if applicable, the number of abstentions and broker non-votes with respect to each matter. A more complete description of each matter can be found in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 28, 2023.

Proposal One: Election of Directors

The Company’s stockholders elected the nine persons listed below as to serve on the Company’s board of directors until the Company’s 2024 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal. The final voting results are as follows:

	Votes For	Votes Withheld	Broker Non-Votes

George Arison	148,671,580	5,627,563	6,232,385
G. Raymond Zage, III	148,709,967	5,589,176	6,232,385
James Fu Bin Lu	148,276,695	6,022,448	6,232,385
J. Michael Gearon, Jr.	148,321,103	5,978,040	6,232,385
Daniel Brooks Baer	154,295,457	3,686	6,232,385
Meghan Stabler	153,804,759	494,384	6,232,385
Gary I. Horowitz	153,804,888	494,255	6,232,385
Maggie Lower	154,295,717	3,426	6,232,385
Nathan Richardson	153,804,571	494,572	6,232,385

Proposal Two: Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection by the Audit Committee of the Company’s board of directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The final voting results are as follows:

Votes For	Votes Against	Abstentions

160,529,452	1,552	524

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRINDR INC.

Date: June 26, 2023	By:	/s/ Vandana Mehta-Krantz
	Name:	Vandana Mehta-Krantz
	Title:	Chief Financial Officer